EXHIBIT 10.1



      THIS INSTRUMENT IS SECURED BY A DEED OF TRUST, ASSIGNMENT OF PERMITS, RENTS AND BENEFITS, SECURITY AGREEMENT AND FIXTURE FILING, DATED AS OF JUNE 18, 1991


                     EIGHTH AMENDMENT TO CREDIT AGREEMENT


            EIGHTH AMENDMENT dated as of September 17, 1996 TO CREDIT AGREEMENT dated as of March 20, 1991 among RHEOX, INC., a Delaware corporation (the "Company"); RHEOX INTERNATIONAL, INC., a Delaware corporation (the "Subsidiary Guarantor"); each of the lenders that is a signatory hereto (individually, a "Bank" and, collectively, the "Banks"); THE CHASE MANHATTAN BANK (successor by merger to The Chase Manhattan Bank (National Association)), a New York state banking corporation, and THE NIPPON CREDIT BANK, LTD., a Japanese banking corporation acting through its New York branch, as co-agents for the Banks (each in such capacity, a "Co-Agent" and, collectively, the "Co-Agents"); and THE CHASE MANHATTAN BANK, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            WHEREAS, the parties hereto are parties to a Credit Agreement dated as of March 20, 1991 among the Company, the Subsidiary Guarantor, the Banks, the Co-Agents and the Administrative Agent (as at any time amended or otherwise modified, the "Credit Agreement"; terms defined therein having their respective defined meanings when used herein unless otherwise defined herein);

            WHEREAS, the Company has requested that the Credit Agreement be amended in certain respects, and the Banks are willing to consent to such amendments upon the terms and conditions contained herein.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. Amendments. The Credit Documents are hereby amended (effective as provided in Section 3 hereof) as follows:

            A. Each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended hereby. Except as expressly provided in this
      Section 1, the Credit Agreement shall remain unchanged and in full force and effect.

            B. Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions and inserting the same in the appropriate alphabetical locations:

                  "'Bankruptcy  Code' shall mean the Federal  Bankruptcy Code of
            1978, as amended from time to time."

                  "'Subordinated  Note' shall have the meaning  assigned to such term in Section 9.07(e) hereof."

                  "'Subordination   Agreement'   shall   mean  a   Subordination
            Agreement substantially in the form of Exhibit A to the Eighth Amendment dated as of September 17, 1996 to this Agreement."

            C. The definition of "Credit Documents" in Section 1.01 of the Credit Agreement is hereby amended by inserting ", the Subordination Agreement" after "the NL Guaranty".

            D.  Clause (a) of the  definition  of  "Interest/Lease  Expense"  in
      Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "(a) all interest in respect of Indebtedness of the Company and its Consolidated Subsidiaries (including imputed interest expense in respect of Capital Lease Obligations, if any, but excluding interest expense in respect of the Subordinated Note to the extent accrued but not paid) paid, accrued or capitalized during such period;"

            E. Clause (a) of the definition of "Leverage Ratio" in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "(a) the aggregate outstanding principal amount of Indebtedness (other than Indebtedness evidenced by the Subordinated Note) of the Company and its Consolidated Subsidiaries on such date by".

            F.  The definition of "Revolving Credit Termination Date" in Section
      1.01 of the Credit Agreement is hereby amended to read as follows:

                  "'Revolving  Credit  Termination Date' shall mean December 31,
            1997."

            G. The last  sentence of the  definition  of "Tangible Net Worth" in
      Section 1.01 of the Credit Agreement is hereby amended to read as follows:

            "Notwithstanding anything in this definition to the contrary, neither (i) cumulative foreign currency translation gains (or losses) nor (ii) the dividend evidenced by the Subordinated Note shall be deemed to increase or decrease Tangible Net Worth."

            H. Section 9.05 of the Credit Agreement is hereby amended by (i) deleting "and" at the end of clause (h) thereof, (ii) replacing the period at the end of clause (i) thereof with "; and" and (iii) inserting a new clause (j) therein reading as follows:

                  "(j) the  Company  may enter  into and issue the  Subordinated
            Note and make payments and otherwise perform its obligations in respect thereof in accordance with the Subordination Agreement."

            I. Section 9.07 of the Credit Agreement is hereby amended by (i) relettering clauses (e), (f) and (g) thereof to be clauses (f), (g) and
      (h) respectively and (ii) inserting a new clause (e) therein reading as follows:

                  "(e)  Indebtedness  of  the  Company  to  NL  evidenced  by  a subordinated note (the "Subordinated Note") substantially in the form of Exhibit B to the Eighth Amendment dated as of September 17, 1996 to this Agreement and in an original principal amount not exceeding $100,000,000, provided that NL, the Company and the Administrative Agent shall have executed and delivered the Subordination Agreement;"

            J. The proviso in Section 9.09 of the Credit Agreement is hereby amended to read as follows:

            "provided that (a) the Company may declare and pay the NL Dividend in cash on the date the Term Loans are made hereunder and (b) the Company may declare the dividend to be evidenced by the Subordinated Note and may pay such dividend by issuing the Subordinated Note."

            K. Section 9.18 of the Credit Agreement is hereby amended by (i) replacing " and" at the end of clause (iii) thereof with a comma, (ii) replacing the period at the end of clause (iv) thereof with " and" and
      (iii) inserting a new clause (v) therein reading as follows:

            "(v) the Company may enter into and issue the Subordinated Note and make payments and otherwise perform its obligations in respect thereof in accordance with the Subordination Agreement."

            L. Clause (b) of Section 9.23 of the Credit Agreement is hereby amended by inserting "the Subordinated Note (other than a modification, supplement or waiver deferring part or all of the Company's payment obligations thereunder) or" before "the Tax Sharing Agreement," therein.

            M. The Credit  Agreement  is hereby  amended by adding a new Section
      9.29 thereto reading as follows:

                  "9.29  Subordinated  Note.  The Company will not, and will not permit any of its Subsidiaries to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, the Subordinated Note, except, subject to the Subordination Agreement, for regularly scheduled payments of interest thereon required pursuant thereto."

            Section 2. Representations and Warranties. Each of the Company and the Subsidiary Guarantor represents and warrants that:

            A. The execution and delivery of this Amendment by it has been duly authorized by all necessary corporate action on its part.

            B. This Amendment has been duly executed and delivered by it, and each of this Amendment and the Credit Agreement as modified hereby constitute its legal, valid and binding obligation enforceable in accordance with its respective terms subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally.

            Section 3. Effectiveness. The amendments set forth in Section 1 hereof shall become effective upon the receipt by the Administrative Agent on or before October 15, 1996 of (a) counterparts hereof duly executed and delivered by the Company, the Banks and the Administrative Agent, (b) a Subordination Agreement substantially in the form of Exhibit A hereto duly executed and delivered by NL, the Company and the Administrative Agent and (c) evidence reasonably satisfactory to it as to the truth of the representation contained in
Section 2.A hereof. If the Revolving Credit Commitments terminate on September 23, 1996 by reason of failure of the Administrative Agent to have received the documents and evidence referred to in the preceding sentence on or before such date, then, upon the receipt by the Administrative Agent of such documents and evidence on or before October 15, 1996, the amendments set forth in Section 1 hereof shall become effective retroactive to September 23, 1996 and the Revolving Credit Commitments shall be reinstated as of September 23, 1996.

            Section 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which may be deemed an original but all of which together shall constitute one and the same instrument.

            Section 5. Governing Law. This Amendment shall be governed and construed in accordance with the laws of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers duly authorized as of the date first above written.

                                    RHEOX, INC.


                                    By
                                      Name:
                                      Title:

                                    THE CHASE MANHATTAN BANK,
                                       as Co-Agent and
                                       Administrative Agent


                                    By_____________________________
                                      Name:
                                      Title:

                                    THE NIPPON CREDIT BANK, LTD.,
                                      as Co-Agent


                                    By_____________________________
                                      Name:
                                      Title:

                                    THE CHASE MANHATTAN BANK


                                    By_____________________________
                                      Name:
                                      Title:

                                    THE NIPPON CREDIT BANK, LTD.


                                    By_____________________________
                                      Name:
                                      Title:

                                    VAN KAMPEN AMERICAN CAPITAL PRIME
                                      RATE INCOME TRUST


                                    By_____________________________
                                      Name:
                                      Title:

                                    RESTRUCTURED OBLIGATIONS BACKED
                                      BY SENIOR ASSETS B.V.

                                    BY CHANCELLOR SENIOR SECURED
                                      MANAGEMENT, INC., its Portfolio Advisor:


                                    By_____________________________
                                      Name:
                                      Title:

                                    STICHTING RESTRUCTURED OBLIGATIONS
                                    BACKED BY SENIOR ASSETS 2 (ROSA2)

                                    BY CHANCELLOR SENIOR SECURED
                                      MANAGEMENT, INC., its Portfolio Advisor:


                                    By_____________________________
                                      Name:
                                      Title:

                                    GIROCREDIT BANK,
                                      NEW YORK
                                    K BRANCH


                                    By_____________________________
                                      Name:
                                      Title:

                                    BANQUE PARIBAS


                                    By_____________________________
                                      Name:


                                    By_____________________________
                                      Name:
                                      Title: